UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21487

HELIOS STRATEGIC INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS STRATEGIC INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-497-3746

Date of fiscal year end:  March 31, 2011

Date of reporting period:  September 30, 2010

Item 1. Reports to Shareholders.

IN PROFILE

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.) is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm had approximately $23 billion of assets under management* as of September 30, 2010. Brookfield Investment Management Inc. is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of September 30, 2010.

*	Includes assets managed through AMP Capital Brookfield Pty Limited.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2010. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide a Semi-Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the six months ended September 30, 2010.

Since completing the repositioning of the Funds, we believe the portfolios are now appropriately positioned to deliver high current income with a reduced risk profile. Our past experience suggests that this approach is better suited to generate sustainable yields over the course of an entire market cycle.

The high yield market continued its rally over the six months ended September 30, 2010. While returns were not as strong as in the prior six months, a number of important and supportive themes endured. Perhaps the most significant of these themes was continued access to the new issue market. As investors searched for investments that provided income, money flowed in to the high yield market, resulting in robust demand for new high yield corporate bonds. This demand allowed many companies to aggressively manage their balance sheets to drive healthy liquidity positions and removed much of the near term maturity risk from the market. As a result, corporate defaults continued to decline to very modest levels. Finally, lower quality bonds lost their performance advantage during the last six months, after outperforming significantly in the prior period.

Together, these themes point to a positive backdrop for corporate credit. Some volatility has remained, as concerns over European sovereign debt and the ability of the Fed to stimulate economic growth have weighed on investor enthusiasm. However, we believe that the outlook for the corporate high yield debt market remains positive.

High yield spreads relative to comparable treasury bonds have narrowed since their peak, however they still offer attractive opportunities given a high nominal yield and global investor appetite for yield. Importantly, however, we believe that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with each Fund’s unaudited financial statements and portfolio of investments as of September 30, 2010.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com. Thank you for your support.

Sincerely,

Kim G. Redding

President

2010 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Based on the NYSE closing price of $7.14 on September 30, 2010, the Fund’s shares have a dividend yield of 10.08%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2010, compared with the Fund’s benchmark.

Helios Advantage Income Fund, Inc. (NYSE: HAV)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	7.68%	6.07%	9.54%	16.33%
Fund — Total return, including distributions*	9.15%	7.47%	17.17%	25.10%
Barclays Capital U.S. Corporate High Yield Index	6.72%	6.60%	11.53%	18.44%

*	Exclusive of brokerage commissions

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

PORTFOLIO STRATEGY

As the high yield market continued to show strong performance, many of the Fund’s holdings generated significant capital appreciation. Contributors to performance included Citizens Communications, Windstream and Global Crossing. Each had relatively good earnings and reflected the strong performance seen across the Telecommunications sector.

Detractors from performance included Edgen Murray, Dynegy and McJunkin. Edgen Murray and McJunkin performed poorly in reaction to the oil spill in the Gulf and subsequent ban on offshore drilling. Dynegy was negatively impacted by growing market concerns over the company’s leveraged balance sheet.

As of September 30, 2010, the Fund’s leverage was 24.39% of total assets. The Fund utilizes reverse repurchase agreements to obtain its leverage. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

After tumbling in the second quarter, risk markets recovered strongly in the third quarter. Investors moved beyond concerns over the European financial system and took heart in the apparent want of central banks worldwide to inject liquidity into the system to help the global economy regain momentum. The S&P 500, which lost 11.4% in the second quarter, gained exactly that in the third quarter. The high yield corporate market gained as well, rising 6.7% for the six months ended September 30, 2010, the strongest performance in a year.

As we expected, the level of defaults peaked in late 2009 and has fallen dramatically this year. The 12-month default rate ended 2009 at 12.7%1 and dropped substantially to less than 3% at the end of September 2010.2 Many commentators have reduced their forecast default rate for 2010, and we expect it to be around 2% for the year, representing continued improvement in credit quality. For the month of September, only two companies defaulted, Blockbuster, the video rental company, and the smaller Workflow Management.3

The supply and demand balance in the market has reverted to positive after turning negative in the first half of the period. Credit Suisse estimates that $5.2 billion flowed into high yield mutual funds in the third quarter, reversing the $4.4 billion that left in the second quarter.4 The new issue market set a new record in the three months ended September 30, 2010 with $66.5 billion of new paper, and a total of $100 billion over the six months.5 Most new issues came well-subscribed and traded well in the aftermarket. Over the past six months, 68% of new issue proceeds were for refinancing,6 further addressing the much-feared maturity wall many companies face between 2013 through 2015. Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer term capital. The large new issue calendar enhances this positive credit effect providing a boost to prices, rather than weighing heavily on buyers moving prices lower.

OUTLOOK

We continue to maintain our positive view of the high yield market, and find the current yield spreads attractive in view of the favorable trend in corporate credit quality. We note that rating agencies are upgrading more high yield companies than they are downgrading at the greatest rate in 12 years7, a view with which we agree. Furthermore, we believe high yield will remain attractive to yield-hungry investors in a world offering few opportunities to invest for income.

[1]	Merrill Lynch “Situation Room: High Yield in 2010: Year Ahead Outlook” 28 December 28, 2009 p. 4.

[2]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 14.

[3]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 1.

[4]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[5]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[6]	JP Morgan High Yield Market Monitor, October 1, 2010, p. 12.

[7]	JP Morgan High Yield Market Monitor, October 1, 2010 p. 15.

2010 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Advantage Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.08%

Weighted average coupon	8.53%

Weighted average life	5.62 years

Percentage of leveraged assets	24.39%

Total number of holdings	121

CREDIT QUALITY

BBB	3%

BB	28%

B	51%

CCC	16%

Unrated	2%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	96%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2010 stock price.

[2]	Includes only invested assets; excludes cash.

2010 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.3%
Telecommunications – 4.3%
Qwest Corp. [2]	6.88%	09/15/33	$1,225	$1,209,688
Rogers Communications Inc. [2]	6.80	08/15/18	750	926,495

Total Telecommunications (Cost – $1,657,043)				2,136,183
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,657,043)				2,136,183
HIGH YIELD CORPORATE BONDS – 124.0%
Basic Industry – 20.0%
Ainsworth Lumber Co. Limited [3,4,9]	11.00	07/29/15	425	360,187
AK Steel Corp.	7.63	05/15/20	670	678,375
Appleton Papers Inc. [3,4]	10.50	06/15/15	340	318,750
Cascades Inc.	7.75	12/15/17	175	182,438
Cascades Inc.	7.88	01/15/20	500	521,250
Coleman Cable Inc.	9.00	02/15/18	550	562,375
Domtar Corp. [2]	10.75	06/01/17	600	747,000
Edgen Murray Corp.	12.25	01/15/15	535	386,537
Georgia-Pacific LLC	7.25	06/01/28	230	236,325
Georgia-Pacific LLC	7.38	12/01/25	270	279,450
Huntsman International LLC [3,4]	8.63	03/15/21	650	672,750
Millar Western Forest Products Limited	7.75	11/15/13	650	580,125
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	500	577,500
RBS Global & Rexnord Corp.	8.50	05/01/18	250	254,063
Steel Dynamics Inc. [2,3,4]	7.63	03/15/20	550	570,625
U.S. Steel Corp. [2]	7.00	02/01/18	1,400	1,428,000
Verso Paper Holdings LLC/Verso Paper Inc.	11.50	07/01/14	750	821,250
Westlake Chemical Corp. [2]	6.63	01/15/16	750	755,625

Total Basic Industry (Cost – $9,330,508)				9,932,625

Capital Goods – 9.3%
BE Aerospace Inc. [2]	8.50	07/01/18	675	735,750
Berry Plastics Corp.	9.50	05/15/18	100	94,000
CNH America LLC.	7.25	01/15/16	500	532,500
Crown Cork & Seal Co., Inc.	7.38	12/15/26	550	537,625
Mueller Water Products Inc.	7.38	06/01/17	325	286,813
Owens-Illinois Inc. [2]	7.80	05/15/18	575	616,687
Terex Corp. [2]	7.38	01/15/14	950	971,375
Trimas Corp. [3,4]	9.75	12/15/17	345	370,875
USG Corp.	7.75	01/15/18	475	466,094

Total Capital Goods (Cost – $4,393,950)				4,611,719

Consumer Cyclical – 22.3%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	533,750
American Axle & Manufacturing Inc.	7.88	03/01/17	700	693,875
Beazer Homes USA Inc.	9.13	06/15/18	300	280,875

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Couche-Tard U.S. LP	7.50%	12/15/13	$675	$685,125
Easton-Bell Sports Inc.	9.75	12/01/16	650	706,062
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	582,500
Ford Motor Co.	6.50	08/01/18	650	661,375
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp	11.25	06/01/17	600	657,000
Hovnanian Enterprises Inc.	10.63	10/15/16	650	650,813
KAR Auction Services Inc.	10.00	05/01/15	355	372,750
Levi Strauss & Co.	7.63	05/15/20	500	518,750
Limited Brands Inc. [2]	8.50	06/15/19	300	348,750
MGM Mirage, Inc.	5.88	02/27/14	325	277,875
MGM Resorts International	10.38	05/15/14	350	389,375
Motors Liquidation Co. [1]	7.13	07/15/13	250	80,625
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	521,875
Royal Caribbean Cruises Limited	7.25	06/15/16	550	572,000
Seneca Gaming Corp.	7.25	05/01/12	675	664,875
Standard Pacific Corp.	8.38	05/15/18	550	550,000
Tenneco Inc.	8.63	11/15/14	600	615,000
The Neiman Marcus Group Inc.	10.38	10/15/15	650	682,500

Total Consumer Cyclical (Cost – $10,237,188)				11,045,750

Consumer Non-Cyclical – 10.6%
ACCO Brands Corp.	10.63	03/15/15	650	726,375
B&G Foods Inc.	7.63	01/15/18	500	520,625
Bumble Bee Foods LLC	7.75	12/15/15	324	346,680
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	500	488,125
Constellation Brands Inc. [2]	7.25	05/15/17	1,050	1,119,562
Deluxe Corp.	7.38	06/01/15	600	618,000
Jarden Corp.	7.50	05/01/17	500	517,500
Rite Aid Corp.	8.63	03/01/15	325	280,719
SUPERVALU Inc.	8.00	05/01/16	650	654,875

Total Consumer Non-Cyclical (Cost – $5,025,168)				5,272,461

Energy – 25.7%
Arch Coal Inc.	8.75	08/01/16	550	606,375
Calpine Corp. [3,4]	7.25	10/15/17	650	661,375
Chesapeake Energy Corp. [2]	6.88	11/15/20	550	583,000
Consol Energy Inc. [3,4]	8.25	04/01/20	650	710,125
Crosstex Energy/Crosstex Energy Finance Corp.	8.88	02/15/18	675	707,062
Dynegy Holdings Inc.	7.75	06/01/19	325	222,625
Edison Mission Energy	7.00	05/15/17	325	234,813
El Paso Corp. [2]	7.00	06/15/17	550	584,026
Frontier Oil Corp.	8.50	09/15/16	550	572,000
Hercules Offshore LLC [3,4]	10.50	10/15/17	450	373,500
Hexion Finance Escrow LLC / Hexion Escrow Corp.	8.88	02/01/18	425	416,500
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	550	565,125
International Coal Group, Inc.	9.13	04/01/18	500	532,500
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	550	583,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
McJunkin Red Man Corp. [3,4]	9.50%	12/15/16	$650	$572,000
Newfield Exploration Co. [2]	6.88	02/01/20	550	584,375
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [3,4]	8.88	03/15/18	290	310,300
NRG Energy Inc.	8.50	06/15/19	550	579,563
Pioneer Natural Resource Co [2]	6.65	03/15/17	500	533,141
Plains Exploration & Production Co.	7.63	06/01/18	550	577,500
Quicksilver Resources Inc.	11.75	01/01/16	450	527,625
Range Resources Corp.	6.75	08/01/20	250	260,000
Range Resources Corp. [2]	7.50	05/15/16	500	522,500
SeaMetric International AS [1,3,4,5,7]	11.63	05/25/12	1,527	15,265
SESI LLC [2]	6.88	06/01/14	600	604,500
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	29	22,822
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	187	145,324
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	1	697
Texas Competitive Electric Holdings LLC [4,8]	3.76	10/10/14	131	101,545

Total Energy (Cost – $13,746,569)				12,709,183

Media – 8.0%
Cablevision Systems Corp. [2]	8.63	09/15/17	800	880,000
CCO Holdings LLC/CCO Corp. [2,3,4,6]	8.13	04/30/20	475	503,500
Insight Communications [3,4]	9.38	07/15/18	670	711,875
Lamar Media Corp.	7.88	04/15/18	650	682,500
LIN Television Corp.	6.50	05/15/13	500	496,250
Mediacom LLC/Mediacom Corp	9.13	08/15/19	650	672,750

Total Media (Cost – $3,832,735)				3,946,875

Services Cyclical – 10.7%
AMC Entertainment Inc.	8.75%	06/01/19	875	922,031
ARAMARK Corp.	8.50	02/01/15	675	702,000
Avis Budget Car Rental LLC/Avis Budget Finance Inc.	9.63	03/15/18	675	713,813
FTI Consulting Inc.	7.75	10/01/16	500	520,000
Iron Mountain Inc.	8.38	08/15/21	325	351,406
Iron Mountain Inc. [2]	8.75	07/15/18	700	742,875
Maxim Crane Works LP [3,4]	12.25	04/15/15	500	453,750
RSC Equipment Rental Inc./ RSC Holdings III LLC	10.25	11/15/19	325	345,313
United Rentals North America Inc.	9.25	12/15/19	500	541,250

Total Services Cyclical (Cost – $5,128,014)				5,292,438

Services Non-Cyclical – 3.6%
HCA Inc. [2]	9.25	11/15/16	700	757,750
Service Corp. International [2]	6.75	04/01/16	1,000	1,031,250

Total Services Non-Cyclical (Cost – $1,557,454)				1,789,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Technology & Electronics – 1.8%
First Data Corp.	9.88%	09/24/15	$275	$224,813
Freescale Semiconductor Inc. [3,4]	9.25	04/15/18	650	676,000

Total Technology & Electronics (Cost – $908,419)				900,813

Telecommunications – 12.0%
American Tower Corp. [2]	7.00	10/15/17	750	872,812
Cincinnati Bell Inc.	8.25	10/15/13	675	681,750
Citizens Communications Co. [2]	7.13	03/15/19	1,300	1,332,500
Global Crossing Limited	12.00	09/15/15	1,150	1,299,500
PAETEC Holding Corp	8.88	06/30/17	250	261,250
PAETEC Holding Corp.	9.50	07/15/15	250	255,000
Windstream Corp. [2]	7.00	03/15/19	1,250	1,225,000

Total Telecommunications (Cost – $5,503,688)				5,927,812
Total HIGH YIELD CORPORATE BONDS (Cost – $59,663,693)				61,428,676

			Shares	Value (Note 2)
COMMON STOCKS – 1.4%
Consumer Cyclical – 0.5%
DR Horton Inc.			7,300	$81,176
Hovnanian Enterprises Inc.			7,500	29,475
M.D.C. Holdings, Inc.			2,700	78,381
The Ryland Group, Inc.			4,000	71,680

Total Consumer Cyclical (Cost – $350,402)				260,712

Energy – 0.2%
Huntsman Corp. (Cost – $71,790)			7,600	87,856

Telecommunications – 0.7%
Frontier Communications Corp.			21,644	176,831
Windstream Corp.			11,050	135,805

Total Telecommunications (Cost – $325,637)				312,636
Total COMMON STOCKS (Cost – $747,829)				661,204
Total Investments – 129.7% (Cost – $62,068,565)				64,226,063
Liabilities in Excess of Other Assets – (29.7)%				(14,693,021)

NET ASSETS – 100.0%				$49,533,042

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Based on the NYSE closing price of $7.33 on September 30, 2010, the Fund’s shares have a dividend yield of 9.82%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2010, compared with the Fund’s benchmark.

Helios High Income Fund, Inc. (NYSE: HIH)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	7.66%	5.94%	10.37%	17.45%
Fund — Total return, including distributions*	10.51%	7.28%	17.40%	25.29%
Barclays Capital U.S. Corporate High Yield Index	6.72%	6.60%	11.53%	18.44%

*	Exclusive of brokerage commissions

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

PORTFOLIO STRATEGY

As the high yield market continued to show strong performance, many of the Fund’s holdings generated significant capital appreciation. Contributors to performance included Citizens Communications, Cablevison and Windstream. Each had relatively good earnings and reflected the strong performance seen across the Telecommunications and Media sectors.

Detractors from performance included Dynegy, McJunkin and Maxim Crane. Dynegy was negatively impacted by growing market concerns over the company’s leveraged balance sheet. McJunkin performed poorly in reaction to the oil spill in the Gulf and subsequent ban on offshore drilling. Maxim Crane reacted to weak results and outlook, however, our positive view focuses on the company’s liquidity and lack of near term maturities.

As of September 30, 2010, the Fund’s leverage was 24.89% of total assets. The Fund utilizes reverse repurchase agreements to obtain its leverage. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

After tumbling in the second quarter, risk markets recovered strongly in the third quarter. Investors moved beyond concerns over the European financial system and took heart in the apparent want of central banks worldwide to inject liquidity into the system to help the global economy regain momentum. The S&P 500, which lost 11.4% in the second quarter, gained exactly that in the third quarter. The high yield corporate market gained as well, rising 6.7% for the six months ended September 30, 2010, the strongest performance in a year.

As we expected, the level of defaults peaked in late 2009 and has fallen dramatically this year. The 12-month default rate ended 2009 at 12.7%1 and dropped substantially to less than 3% at the end of September 2010.2 Many commentators have reduced their forecast default rate for 2010, and we expect it to be around 2% for the year, representing continued improvement in credit quality. For the month of September, only two companies defaulted, Blockbuster, the video rental company, and the smaller Workflow Management.3

The supply and demand balance in the market has reverted to positive after turning negative in the first half of the period. Credit Suisse estimates that $5.2 billion flowed into high yield mutual funds in the third quarter, reversing the $4.4 billion that left in the second quarter.4 The new issue market set a new record in the three months ended September 30, 2010 with $66.5 billion of new paper, and a total of $100 billion over the six months.5 Most new issues came well-subscribed and traded well in the aftermarket. Over the past six months, 68% of new issue proceeds were for refinancing,6 further addressing the much-feared maturity wall many companies face between 2013 through 2015. Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer term capital. The large new issue calendar enhances this positive credit effect providing a boost to prices, rather than weighing heavily on buyers moving prices lower.

OUTLOOK

We continue to maintain our positive view of the high yield market, and find the current yield spreads attractive in view of the favorable trend in corporate credit quality. We note that rating agencies are upgrading more high yield companies than they are downgrading at the greatest rate in 12 years7, a view with which we agree. Furthermore, we believe high yield will remain attractive to yield-hungry investors in a world offering few opportunities to invest for income.

[1]	Merrill Lynch “Situation Room: High Yield in 2010: Year Ahead Outlook” 28 December 28, 2009 p. 4.

[2]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 14.

[3]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 1.

[4]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[5]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[6]	JP Morgan High Yield Market Monitor, October 1, 2010, p. 12.

[7]	JP Morgan High Yield Market Monitor, October 1, 2010 p. 15.

2010 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.82%

Weighted average coupon	8.40%

Weighted average life	5.92 years

Percentage of leveraged assets	24.89%

Total number of holdings	114

CREDIT QUALITY

BBB	2%

BB	27%

B	50%

CCC	18%

Unrated	2%

Cash	1%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	96%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2010 stock price.

[2]	Includes only invested assets; excludes cash.

2010 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 3.2%
Telecommunications – 3.2%
Qwest Corp. [2] (Cost – $925,606)	6.88%	09/15/33	$1,225	$1,209,688
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $925,606)				1,209,688
HIGH YIELD CORPORATE BONDS – 124.9%
Basic Industry – 17.9%
Ainsworth Lumber Co. Limited [3,4,9]	11.00	07/29/15	325	275,438
AK Steel Corp.	7.63	05/15/20	580	587,250
Appleton Papers Inc. [3,4]	10.50	06/15/15	250	234,375
Cascades Inc.	7.75	12/15/17	500	521,250
Domtar Corp. [2]	10.75	06/01/17	450	560,250
Edgen Murray Corp.	12.25	01/15/15	175	126,438
Georgia-Pacific LLC.	7.25	06/01/28	220	226,050
Georgia-Pacific LLC [2]	7.38	12/01/25	255	263,925
Huntsman International LLC [3,4]	8.63	03/15/21	500	517,500
Millar Western Forest Products Limited	7.75	11/15/13	475	423,937
RBS Global & Rexnord Corp.	8.50	05/01/18	265	269,306
Steel Dynamics Inc. [2,3,4]	7.63	03/15/20	500	518,750
U.S. Steel Corp. [2]	7.00	02/01/18	1,000	1,020,000
Verso Paper Holdings LLC/Verso Paper Inc.	11.50	07/01/14	475	520,125
Westlake Chemical Corp. [2]	6.63	01/15/16	625	629,687

Total Basic Industry (Cost – $6,185,819)				6,694,281

Capital Goods – 10.1%
BE Aerospace Inc. [2]	8.50	07/01/18	500	545,000
Berry Plastics Corp.	9.50	05/15/18	105	98,700
CNH America LLC.	7.25	01/15/16	250	266,250
Crown Cork & Seal Co. Inc.	7.38	12/15/26	500	488,750
Mueller Water Products Inc.	7.38	06/01/17	250	220,625
Owens-Illinois Inc. [2]	7.80	05/15/18	425	455,812
Terex Corp. [2]	7.38	01/15/14	675	690,187
Terex Corp.	8.00	11/15/17	250	250,313
Trimas Corp. [3,4]	9.75	12/15/17	260	279,500
USG Corp.	7.75	01/15/18	500	490,625

Total Capital Goods (Cost – $3,584,578)				3,785,762

Consumer Cyclical – 25.1%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	533,750
American Axle & Manufacturing Inc.	7.88	03/01/17	550	545,187
ArvinMeritor Inc.	10.63	03/15/18	100	110,750
Beazer Homes USA Inc.	9.13	06/15/18	250	234,063
Couche-Tard U.S. LP	7.50	12/15/13	500	507,500
Easton-Bell Sports Inc.	9.75	12/01/16	475	515,969
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	582,500
Ford Motor Co.	6.50	08/01/18	475	483,312

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp	11.25%	06/01/17	$450	$492,750
Hovnanian Enterprises Inc.	10.63	10/15/16	500	500,625
KAR Auction Services Inc.	10.00	05/01/15	270	283,500
Levi Strauss & Co.	7.63	05/15/20	500	518,750
Limited Brands Inc. [2]	8.50	06/15/19	250	290,625
Marina District Finance Co. Inc. [3,4]	9.88	08/15/18	200	193,000
MGM Mirage, Inc.	5.88	02/27/14	250	213,750
MGM Resorts International	10.38	05/15/14	250	278,125
Motors Liquidation Co. [1].	7.13	07/15/13	250	80,625
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	521,875
Royal Caribbean Cruises Limited	7.25	06/15/16	500	520,000
Seneca Gaming Corp. [2]	7.25	05/01/12	500	492,500
Standard Pacific Corp.	8.38	05/15/18	500	500,000
Tenneco Inc.	8.63	11/15/14	500	512,500
The Neiman Marcus Group Inc.	10.38	10/15/15	475	498,750

Total Consumer Cyclical (Cost – $8,741,498)				9,410,406

Consumer Non-Cyclical – 9.3%
ACCO Brands Corp.	10.63	03/15/15	500	558,750
B&G Foods Inc.	7.63	01/15/18	500	520,625
Bumble Bee Foods LLC	7.75	12/15/15	243	260,010
Constellation Brands Inc. [2]	7.25	05/15/17	750	799,687
Deluxe Corp. [2]	7.38	06/01/15	500	515,000
Rite Aid Corp.	8.63	03/01/15	250	215,938
SUPERVALU Inc.	8.00	05/01/16	600	604,500

Total Consumer Non-Cyclical (Cost – $3,321,702)				3,474,510

Energy – 26.4%
Arch Coal Inc.	8.75	08/01/16	500	551,250
Calpine Corp. [3,4]	7.25	10/15/17	500	508,750
Chesapeake Energy Corp. [2]	6.88	11/15/20	500	530,000
Crosstex Energy/Crosstex Energy Finance Corp.	8.88	02/15/18	500	523,750
Dynegy Holdings Inc.	7.75	06/01/19	250	171,250
Edison Mission Energy	7.00	05/15/17	250	180,625
El Paso Corp. [2]	7.00	06/15/17	500	530,933
Frontier Oil Corp.	8.50	09/15/16	500	520,000
Hercules Offshore LLC [3,4]	10.50	10/15/17	325	269,750
Hexion Finance Escrow LLC / Hexion Escrow Corp.	8.88	02/01/18	325	318,500
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	500	513,750
International Coal Group Inc.	9.13	04/01/18	500	532,500
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	500	530,000
McJunkin Red Man Corp. [3,4]	9.50	12/15/16	475	418,000
Newfield Exploration Co. [2]	6.88	02/01/20	500	531,250
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [3,4]	8.88	03/15/18	210	224,700
NRG Energy Inc.	8.50	06/15/19	500	526,875
Pioneer Natural Resource Co [2]	6.65	03/15/17	350	373,199
Plains Exploration & Production Co.	7.63	06/01/18	500	525,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Quicksilver Resources Inc.	11.75%	01/01/16	$350	$410,375
Range Resources Corp. [2]	7.50	05/15/16	500	522,500
SESI LLC [2]	6.88	06/01/14	450	453,375
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	23	17,932
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	147	114,183
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	1	548
Texas Competitive Electric Holdings LLC [4,8]	3.76	10/10/14	103	79,785

Total Energy (Cost – $9,480,711)				9,878,780

Media – 9.1%
Cablevision Systems Corp. [2]	8.63	09/15/17	750	825,000
CCO Holdings LLC/ CCO Corp. 2.3,4,6	8.13	04/30/20	500	530,000
Insight Communications [3,4]	9.38	07/15/18	500	531,250
Lamar Media Corp.	7.88	04/15/18	500	525,000
LIN Television Corp.	6.50	05/15/13	500	496,250
Mediacom LLC/ Mediacom Corp.	9.13	08/15/19	500	517,500

Total Media (Cost – $3,331,275)				3,425,000

Services Cyclical – 10.3%
AMC Entertainment Inc.	8.75	06/01/19	800	843,000
ARAMARK Corp.	8.50	02/01/15	500	520,000
Avis Budget Car Rental LLC/Avis Budget Finance Inc.	9.63	03/15/18	500	528,750
Iron Mountain Inc.	8.38	08/15/21	250	270,313
Iron Mountain Inc. [2]	8.75	07/15/18	525	557,156
Maxim Crane Works LP [3,4]	12.25	04/15/15	350	317,625
RSC Equipment Rental Inc./RSC Holdings III LLC	10.25	11/15/19	250	265,625
United Rentals North America Inc.	9.25	12/15/19	500	541,250

Total Services Cyclical (Cost – $3,711,378)				3,843,719

Services Non-Cyclical – 3.6%
HCA Inc. [2]	9.25	11/15/16	525	568,313
Service Corp. International [2]	6.75	04/01/16	750	773,437

Total Services Non-Cyclical (Cost – $1,213,231)				1,341,750

Technology & Electronics – 1.9%
First Data Corp.	9.88	09/24/15	250	204,375
Freescale Semiconductor Inc. [3,4]	9.25	04/15/18	500	520,000

Total Technology & Electronics (Cost – $732,647)				724,375

Telecommunications – 11.2%
American Tower Corp. [2]	7.00	10/15/17	600	698,250
Cincinnati Bell Inc.	8.25	10/15/13	500	505,000
Citizens Communications Co. [2]	7.13	03/15/19	950	973,750
Global Crossing Limited	12.00	09/15/15	475	536,750

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
PAETEC Holding Corp.	8.88%	06/30/17	$225	$235,125
PAETEC Holding Corp.	9.50	07/15/15	250	255,000
Windstream Corp. [2]	7.00	03/15/19	1,000	980,000

Total Telecommunications (Cost – $3,885,631)				4,183,875
Total HIGH YIELD CORPORATE BONDS (Cost – $44,188,470)				46,762,458

			Shares	Value (Note 2)
COMMON STOCKS – 1.3%
Consumer Cyclical – 0.5%
DR Horton Inc.			5,500	$61,160
Hovnanian Enterprises Inc.			5,700	22,401
M.D.C. Holdings Inc.			2,000	58,060
The Ryland Group, Inc.			3,100	55,552

Total Consumer Cyclical (Cost – $265,180)				197,173

Energy – 0.2%
Huntsman Corp. (Cost – $53,842)			5,700	65,892

Telecommunications – 0.6%
Frontier Communications Corp.			15,508	126,700
Windstream Corp.			8,300	102,007

Total Telecommunications (Cost – $273,229)				228,707
Total COMMON STOCKS (Cost – $592,251)				491,772
Total Investments – 129.4% (Cost – $45,706,327)				48,463,918
Liabilities in Excess of Other Assets – (29.4)%				(11,013,032)

NET ASSETS – 100.0%				$37,450,886

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.)

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Based on the NYSE closing price of $5.02 on September 30, 2010, the Fund’s shares have a dividend yield of 9.56%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2010, compared with the Fund’s benchmark.

Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	7.77%	6.14%	9.98%	16.94%
Fund — Total return, including distributions*	9.84%	5.45%	17.49%	24.39%
Barclays Capital U.S. Corporate High Yield Index	6.72%	6.60%	11.53%	18.44%

*	Exclusive of brokerage commissions

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

PORTFOLIO STRATEGY

As the high yield market continued to show strong performance, many of the Fund’s holdings generated significant capital appreciation. Contributors to performance were the Citizens Communications, Plains Exploration & Production and Chesapeake Energy. Citizens had relatively good earnings and reflected the strong performance seen across the Telecommunications sector. Plains Exploration & Production and Chesapeake Energy both experienced positive investor reactions over assets sales. Chesapeake’s strong performance was also attributed to increased free cash flows and the company’s desire to have an investment grade rating.

Detractors from performance included Edgen Murray, Dynegy and McJunkin. Edgen Murray and McJunkin performed poorly in reaction to the oil spill in the Gulf and subsequent ban on offshore drilling. Dynegy was negatively impacted by growing market concerns over the company’s leveraged balance sheet.

As of September 30, 2010, the Fund’s leverage was 26.25% of total assets. The Fund utilizes reverse repurchase agreements to obtain its leverage. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

After tumbling in the second quarter, risk markets recovered strongly in the third quarter. Investors moved beyond concerns over the European financial system and took heart in the apparent want of central banks worldwide to inject liquidity into the system to help the global economy regain momentum. The S&P 500, which lost 11.4% in the second quarter, gained exactly that in the third quarter. The high yield corporate market gained as well, rising 6.7% for the six months ended September 30, 2010, the strongest performance in a year.

As we expected, the level of defaults peaked in late 2009 and has fallen dramatically this year. The 12-month default rate ended 2009 at 12.7%1 and dropped substantially to less than 3% at the end of September 2010.2 Many commentators have reduced their forecast default rate for 2010, and we expect it to be around 2% for the year, representing continued improvement in credit quality. For the month of September, only two companies defaulted, Blockbuster, the video rental company, and the smaller Workflow Management.3

The supply and demand balance in the market has reverted to positive after turning negative in the first half of the period. Credit Suisse estimates that $5.2 billion flowed into high yield mutual funds in the third quarter, reversing the $4.4 billion that left in the second quarter.4 The new issue market set a new record in the three months ended September 30, 2010 with $66.5 billion of new paper, and a total of $100 billion over the six months.5 Most new issues came well-subscribed and traded well in the aftermarket. Over the past six months, 68% of new issue proceeds were for refinancing,6 further addressing the much-feared maturity wall many companies face between 2013 through 2015. Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer term capital. The large new issue calendar enhances this positive credit effect providing a boost to prices, rather than weighing heavily on buyers moving prices lower.

OUTLOOK

We continue to maintain our positive view of the high yield market, and find the current yield spreads attractive in view of the favorable trend in corporate credit quality. We note that rating agencies are upgrading more high yield companies than they are downgrading at the greatest rate in 12 years7, a view with which we agree. Furthermore, we believe high yield will remain attractive to yield-hungry investors in a world offering few opportunities to invest for income.

[1]	Merrill Lynch “Situation Room: High Yield in 2010: Year Ahead Outlook” 28 December 28, 2009 p. 4.

[2]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 14.

[3]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 1.

[4]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[5]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[6]	JP Morgan High Yield Market Monitor, October 1, 2010, p. 12.

[7]	JP Morgan High Yield Market Monitor, October 1, 2010 p. 15.

2010 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Multi-Sector High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.56%

Weighted average coupon	8.44%

Weighted average life	5.91 years

Percentage of leveraged assets	26.25%

Total number of holdings	113

CREDIT QUALITY

BBB	2%

BB	29%

B	50%

CCC	16%

Unrated	2%

Cash	1%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	2%

High Yield Corporate Bonds	97%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2010 stock price.

[2]	Includes only invested assets; excludes cash.

2010 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 2.4%
Telecommunications – 2.4%
Qwest Corp. [2] (Cost – $717,982)	6.88%	09/15/33	$1,000	$987,500
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $717,982)				987,500
HIGH YIELD CORPORATE BONDS – 128.0%
Basic Industry – 19.0%
Ainsworth Lumber Co. Limited [3,4,9]	11.00	07/29/15	375	317,813
AK Steel Corp.	7.63	05/15/20	790	799,875
Appleton Papers Inc. [3,4]	10.50	06/15/15	275	257,813
Cascades Inc.	7.75	12/15/17	550	573,375
Domtar Corp. [2]	10.75	06/01/17	500	622,500
Edgen Murray Corp.	12.25	01/15/15	550	397,375
Georgia-Pacific LLC	7.25	06/01/28	240	246,600
Georgia-Pacific LLC [2]	7.38	12/01/25	285	294,975
Huntsman International LLC [3,4]	8.63	03/15/21	550	569,250
Millar Western Forest Products Limited	7.75	11/15/13	525	468,562
RBS Global & Rexnord Corp.	8.50	05/01/18	355	360,769
Steel Dynamics Inc. [2,3,4]	7.63	03/15/20	675	700,312
U.S. Steel Corp. [2]	7.00	02/01/18	1,150	1,173,000
Verso Paper Holdings LLC/Verso Paper Inc.	11.50	07/01/14	525	574,875
Westlake Chemical Corp. [2]	6.63	01/15/16	500	503,750

Total Basic Industry (Cost – $7,320,894)				7,860,844

Capital Goods – 11.9%
BE Aerospace Inc. [2]	8.50	07/01/18	550	599,500
Berry Plastics Corp.	9.50	05/15/18	145	136,300
CNH America LLC	7.25	01/15/16	500	532,500
Crown Cork & Seal Co. Inc.	7.38	12/15/26	675	659,812
Mueller Water Products Inc.	7.38	06/01/17	275	242,688
Owens-Illinois Inc. [2]	7.80	05/15/18	475	509,437
Terex Corp. [2]	7.38	01/15/14	1,000	1,022,500
Terex Corp.	8.00	11/15/17	250	250,313
Trimas Corp. [3,4]	9.75	12/15/17	285	306,375
USG Group	7.75	01/15/18	675	662,344

Total Capital Goods (Cost – $4,671,548)				4,921,769

Consumer Cyclical – 22.6%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	533,750
American Axle & Manufacturing Inc.	7.88	03/01/17	550	545,187
Beazer Homes USA Inc.	9.13	06/15/18	275	257,469
Couche-Tard U.S. LP	7.50	12/15/13	350	355,250
Easton-Bell Sports Inc.	9.75	12/01/16	525	570,281
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	582,500
Ford Motor Co.	6.50	08/01/18	525	534,188
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp.	11.25	06/01/17	500	547,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Hovnanian Enterprises Inc.	10.63%	10/15/16	$550	$550,687
KAR Auction Services Inc.	10.00	05/01/15	285	299,250
Levi Strauss & Co.	7.63	05/15/20	675	700,312
Limited Brands Inc. [2]	8.50	06/15/19	250	290,625
MGM Mirage, Inc.	5.88	02/27/14	275	235,125
MGM Resorts International	10.38	05/15/14	275	305,938
Motors Liquidation Co. [1]	7.13	07/15/13	250	80,625
Royal Caribbean Cruises Limited	7.25	06/15/16	675	702,000
Seneca Gaming Corp. [2]	7.25	05/01/12	550	541,750
Standard Pacific Corp.	8.38	05/15/18	675	675,000
Tenneco Inc.	8.63	11/15/14	500	512,500
The Neiman Marcus Group Inc.	10.38	10/15/15	525	551,250

Total Consumer Cyclical (Cost – $8,668,326)				9,371,187

Consumer Non-Cyclical – 10.4%
ACCO Brands	10.63	03/15/15	550	614,625
B&G Foods Inc.	7.63	01/15/18	675	702,844
Bumble Bee Foods LLC	7.75	12/15/15	266	284,620
Constellation Brands Inc. [2]	7.25	05/15/17	875	932,969
Deluxe Corp. [2]	7.38	06/01/15	500	515,000
Rite Aid Corp.	8.63	03/01/15	275	237,531
Rite Aid Corp.	9.75	06/12/16	275	293,906
SUPERVALU Inc.	8.00	05/01/16	710	715,325

Total Consumer Non-Cyclical (Cost – $4,120,389)				4,296,820

Energy – 28.2%
Arch Coal Inc.	8.75	08/01/16	675	744,187
Calpine Corp. [3,4]	7.25	10/15/17	550	559,625
Chesapeake Energy Corp. [2]	6.88	11/15/20	675	715,500
Consol Energy Inc. [3,4]	8.25	04/01/20	250	273,125
Crosstex Energy/Crosstex Energy Finance Corp.	8.88	02/15/18	550	576,125
Dynegy Holdings Inc.	7.75	06/01/19	275	188,375
Edison Mission Energy	7.00	05/15/17	275	198,688
El Paso Corp. [2]	7.00	06/15/17	675	716,760
Frontier Oil Corp.	8.50	09/15/16	675	702,000
Hercules Offshore LLC [3,4]	10.50	10/15/17	375	311,250
Hexion Finance Escrow LLC / Hexion Escrow Corp.	8.88	02/01/18	350	343,000
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	675	693,562
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	660	699,600
McJunkin Red Man Corp. [3,4]	9.50	12/15/16	525	462,000
Newfield Exploration Co. [2]	6.88	02/01/20	675	717,187
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [3,4]	8.88	03/15/18	230	246,100
NRG Energy Inc.	8.50	06/15/19	675	711,281
Pioneer Natural Resource Co [2]	6.65	03/15/17	400	426,513
Plains Exploration & Production Co.	7.63	06/01/18	675	708,750
Quicksilver Resources Inc.	11.75	01/01/16	375	439,687
Range Resources Corp. [2]	7.50	05/15/16	500	522,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
SeaMetric International AS [1,3,4,5,7]	11.63%	05/25/12	$718	$7,184
SESI LLC [2]	6.88%	06/01/14	500	503,750
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	25	19,562
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	161	124,564
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	1	597
Texas Competitive Electric Holdings LLC [4,8]	3.76	10/10/14	112	87,039

Total Energy (Cost – $11,916,264)				11,698,511

Media – 8.2%
Cablevision Systems Corp. [2]	8.63	09/15/17	750	825,000
CCO Holdings LLC/ CCO Corp. [2,3,4,6]	8.13	04/30/20	675	715,500
Insight Communications [3,4]	9.38	07/15/18	675	717,188
Lamar Media Corp.	7.88	04/15/18	550	577,500
Mediacom LLC/ Mediacom Capital Corp.	9.13	08/15/19	550	569,250

Total Media (Cost – $3,309,176)				3,404,438

Services Cyclical – 10.5%
AMC Entertainment Inc.	8.75	06/01/19	800	843,000
ARAMARK Corp.	8.50	02/01/15	550	572,000
Avis Budget Car Rental LLC/Avis Budget Finance Inc.	9.63	03/15/18	550	581,625
Iron Mountain Inc.	8.38	08/15/21	275	297,344
Iron Mountain Inc. [2]	8.75	07/15/18	575	610,219
Maxim Crane Works LP [3,4]	12.25	04/15/15	385	349,387
RSC Equipment Rental Inc./RSC Holdings III LLC	10.25	11/15/19	275	292,187
Teekay Corp.	8.50	01/15/20	250	272,188
United Rentals North America Inc.	9.25	12/15/19	500	541,250

Total Services Cyclical (Cost – $4,192,875)				4,359,200

Services Non-Cyclical – 3.4%
HCA Inc. [2]	9.25	11/15/16	575	622,438
Service Corp. International [2]	6.75	04/01/16	750	773,437

Total Services Non-Cyclical (Cost – $1,236,897)				1,395,875

Technology & Electronics – 2.0%
First Data Corp.	9.88	09/24/15	340	277,950
Freescale Semiconductor Inc. [3,4]	9.25	04/15/18	550	572,000

Total Technology & Electronics (Cost – $864,290)				849,950

Telecommunications – 11.8%
American Tower Corp. [2]	7.00	10/15/17	1,000	1,163,750
Cincinnati Bell Inc.	8.25	10/15/13	550	555,500
Citizens Communications Co. [2]	7.13	03/15/19	1,050	1,076,250
Global Crossing Limited	12.00	09/15/15	525	593,250
PAETEC Holding Corp.	8.88	06/30/17	250	261,250

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
PAETEC Holding Corp.	9.50%	07/15/15	$250	$255,000
Windstream Corp. [2]	7.00	03/15/19	1,000	980,000

Total Telecommunications (Cost – $4,509,755)				4,885,000
Total HIGH YIELD CORPORATE BONDS (Cost – $50,810,414)				53,043,594

			Shares	Value (Note 2)
COMMON STOCKS – 1.3%
Consumer Products – 0.5%
DR Horton Inc.			6,100	$67,832
Hovnanian Enterprises Inc.			6,300	24,759
M.D.C. Holdings Inc.			2,200	63,866
The Ryland Group, Inc.			3,400	60,928

Total Consumer Products (Cost – $292,337)				217,385

Energy – 0.2%
Huntsman Corp. (Cost – $59,509)			6,300	72,828

Telecommunications – 0.6%
Frontier Communications Corp.			17,743	144,960
Windstream Corp.			9,200	113,068

Total Telecommunications (Cost – $285,725)				258,028
Total COMMON STOCKS (Cost – $637,571)				548,241
Total Investments – 131.7% (Cost $52,165,967)				54,579,335
Liabilities in Excess of Other Assets – (31.7)%				(13,146,354)

NET ASSETS – 100.0%				$41,432,981

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Based on the NYSE closing price of $5.48 on September 30, 2010, the Fund’s shares have a dividend yield of 8.76%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2010, compared with the Fund’s benchmark.

Helios Strategic Income Fund, Inc. (NYSE: HSA)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	7.06%	5.59%	8.87%	14.69%
Fund — Total return, including distributions*	6.11%	4.98%	12.07%	20.92%
Barclays Capital U.S. Corporate High Yield Index	6.72%	6.60%	11.53%	18.44%

*	Exclusive of brokerage commissions

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

PORTFOLIO STRATEGY

As the high yield market continued to show strong performance, many of the Fund’s holdings generated significant capital appreciation. Contributors to performance included bonds of Altria, Anheuser-Busch and Newmont Mining. Each reported strong earnings that led to good bond performance.

Detractors from performance included Edgen Murray, McJunkin and Hercules. All three performed poorly in reaction to the oil spill in the Gulf and subsequent ban on offshore drilling.

As of September 30, 2010, the Fund’s leverage was 25.10% of total assets. The Fund utilizes reverse repurchase agreements to obtain its leverage. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

After tumbling in the second quarter, risk markets recovered strongly in the third quarter. Investors moved beyond concerns over the European financial system and took heart in the apparent want of central banks worldwide to inject liquidity into the system to help the global economy regain momentum. The S&P 500, which lost 11.4% in the second quarter, gained exactly that in the third quarter. The high yield corporate market gained as well, rising 6.7% for the six months ended September 30, 2010, the strongest performance in a year.

As we expected, the level of defaults peaked in late 2009 and has fallen dramatically this year. The 12-month default rate ended 2009 at 12.7%1 and dropped substantially to less than 3% at the end of September 2010.2 Many commentators have reduced their forecast default rate for 2010, and we expect it to be around 2% for the year, representing continued improvement in credit quality. For the month of September, only two companies defaulted, Blockbuster, the video rental company, and the smaller Workflow Management.3

The supply and demand balance in the market has reverted to positive after turning negative in the first half of the period. Credit Suisse estimates that $5.2 billion flowed into high yield mutual funds in the third quarter, reversing the $4.4 billion that left in the second quarter.4 The new issue market set a new record in the three months ended September 30, 2010 with $66.5 billion of new paper, and a total of $100 billion over the six months.5 Most new issues came well-subscribed and traded well in the aftermarket. Over the past six months, 68% of new issue proceeds were for refinancing,6 further addressing the much-feared maturity wall many companies face between 2013 through 2015. Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer term capital. The large new issue calendar enhances this positive credit effect providing a boost to prices, rather than weighing heavily on buyers moving prices lower.

OUTLOOK

We continue to maintain our positive view of the high yield market, and find the current yield spreads attractive in view of the favorable trend in corporate credit quality. We note that rating agencies are upgrading more high yield companies than they are downgrading at the greatest rate in 12 years7, a view with which we agree. Furthermore, we believe high yield will remain attractive to yield-hungry investors in a world offering few opportunities to invest for income.

[1]	Merrill Lynch “Situation Room: High Yield in 2010: Year Ahead Outlook” 28 December 28, 2009 p. 4.

[2]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 14.

[3]	JP Morgan, High Yield Market Monitor, October 1, 2010, p. 1.

[4]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[5]	Credit Suisse “Leveraged Finance Strategy Update” 1 October 1, 2010, p. 2.

[6]	JP Morgan High Yield Market Monitor, October 1, 2010, p. 12.

[7]	JP Morgan High Yield Market Monitor, October 1, 2010 p. 15.

2010 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.76%

Weighted average coupon	7.95%

Weighted average life	5.84 years

Percentage of leveraged assets	25.10%

Total number of holdings	109

CREDIT QUALITY

A and Above[2]	11%

BBB	21%

BB	18%

B	37%

CCC	9%

Unrated	3%

Cash	1%
Total	100%

ASSET ALLOCATION2

Commercial Mortgage-Backed Securities	11%

Investment Grade Corporate Bonds	21%

High Yield Corporate Bonds	66%

Common Stocks	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the September 30, 2010 stock price.

[2]	Includes only invested assets; excludes cash.

2010 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.8%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4	5.20%	12/11/38	$625	$675,977
Series 2007-T28, Class A4	5.74	09/11/42	670	749,903
Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4 [2]	5.81	12/10/49	500	546,328
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class A4 [2]	5.87	04/15/45	650	724,242
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4	5.16	02/15/31	670	732,839
Series 2006-C6, Class A4	5.37	09/15/39	670	732,551
Morgan Stanley Capital I
Series 2007-T27, Class A4 [2]	5.65	06/11/42	660	742,087
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $4,903,926)				4,903,927
INVESTMENT GRADE CORPORATE BONDS – 27.7%
Basic Industry – 10.6%
Alcoa Inc. [2]	5.55	02/01/17	1,000	1,037,712
ArcelorMittal	6.13	06/01/18	500	540,758
Newmont Mining Corp.	5.13	10/01/19	500	559,333
Packaging Corp of America	5.75	08/01/13	500	540,669
The Dow Chemical Co. [2]	5.70	05/15/18	1,000	1,087,243

Total Basic Industry (Cost – $3,191,140)				3,765,715

Consumer Non-Cyclical – 10.8%
Altria Group Inc. [2]	9.70	11/10/18	1,000	1,353,602
Anheuser-Busch InBev Worldwide Inc. [2,3,4]	7.75	01/15/19	1,000	1,297,212
Covidien International Finance SA	6.00	10/15/17	500	594,509
CVS Caremark Corp.	5.75	06/01/17	500	573,793

Total Consumer Non-Cyclical (Cost – $3,152,459)				3,819,116

Industrials – 1.7%
Tyco Electronics Group S.A. (Cost – $463,867)	6.55	10/01/17	500	584,803

Telecommunications – 4.6%
Qwest Corp.	6.88	09/15/33	1,000	987,500
Time Warner Cable Inc. [2]	8.25	04/01/19	500	645,538

Total Telecommunications (Cost – $1,462,185)				1,633,038
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $8,269,651)				9,802,672
HIGH YIELD CORPORATE BONDS – 86.2%
Basic Industry – 8.4%
Ainsworth Lumber Co. Limited [3,4,9]	11.00	07/29/15	300	254,250
AK Steel Corp.	7.63	05/15/20	200	202,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Appleton Papers Inc. [3,4]	10.50%	06/15/15	$240	$225,000
Domtar Corp. [2]	10.75	06/01/17	250	311,250
Edgen Murray Corp.	12.25	01/15/15	170	122,825
Millar Western Forest Products Limited	7.75	11/15/13	450	401,625
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	150	173,250
RBS Global & Rexnord Corp.	8.50	05/01/18	290	294,712
Verso Paper Holdings LLC / Verso Paper Inc.	11.50	07/01/14	450	492,750
Westlake Chemical Corp. [2]	6.63	01/15/16	500	503,750

Total Basic Industry (Cost – $2,848,604)				2,981,912

Capital Goods – 7.7%
BE Aerospace Inc. [2]	8.50	07/01/18	475	517,750
Berry Plastics Corp.	9.50	05/15/18	115	108,100
Bombardier Inc. [3,4]	7.75	03/15/20	200	216,000
Crown Cork & Seal Co. Inc.	7.38	12/15/26	475	464,312
Mueller Water Products Inc.	7.38	06/01/17	250	220,625
Owens-Illinois Inc. [2]	7.80	05/15/18	400	429,000
Terex Corp. [2]	7.38	01/15/14	500	511,250
Trimas Corp. [3,4]	9.75	12/15/17	245	263,375

Total Capital Goods (Cost – $2,596,460)				2,730,412

Consumer Cyclical – 15.4%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	533,750
American Axle & Manufacturing Inc.	7.88	03/01/17	500	495,625
Beazer Homes USA Inc.	9.13	06/15/18	250	234,063
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp. [3,4]	9.13	08/01/18	100	105,000
Couche-Tard U.S. LP	7.50	12/15/13	475	482,125
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	582,500
Ford Motor Co.	6.50	08/01/18	450	457,875
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp.	11.25	06/01/17	225	246,375
KAR Auction Services Inc.	10.00	05/01/15	250	262,500
Levi Strauss & Co.	7.63	05/15/20	475	492,812
MGM Mirage Inc.	5.88	02/27/14	250	213,750
MGM Resorts International	10.38	05/15/14	225	250,312
Motors Liquidation Co. [1]	7.13	07/15/13	250	80,625
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	521,875
Seneca Gaming Corp. [2]	7.25	05/01/12	500	492,500
Total Consumer Cyclical (Cost – $5,044,940)				5,451,687

Consumer Non-Cyclical – 2.1%
Constellation Brands Inc. [2]	7.25	05/15/17	500	533,125
Rite Aid Corp.	8.63	03/01/15	250	215,938

Total Consumer Non-Cyclical (Cost – $663,174)				749,063

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Energy – 23.2%
Arch Coal Inc.	8.75%	08/1/16	$475	$523,687
Calpine Corp. [3,4]	7.25	10/15/17	475	483,313
Chesapeake Energy Corp. [2]	6.88	11/15/20	475	503,500
Crosstex Energy/Crosstex Energy Finance Corp.	8.88	02/15/18	475	497,562
Dynegy Holdings Inc.	7.75	06/01/19	250	171,250
Edison Mission Energy	7.00	05/15/17	250	180,625
El Paso Corp. [2]	7.00	06/15/17	475	504,386
Hercules Offshore LLC [3,4]	10.50	10/15/17	300	249,000
Hexion Finance Escrow LLC / Hexion Escrow Corp.	8.88	02/01/18	300	294,000
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	475	488,063
Linn Energy LLC/Linn Energy Finance Corp. [3,4]	8.63	04/15/20	140	148,400
McJunkin Red Man Corp. [3,4]	9.50	12/15/16	450	396,000
Newfield Exploration Co. [2]	6.88	02/01/20	475	504,687
Niska Gas Storage US LLC/Niska Gas Storage Canada	8.88	03/15/18	200	214,000
ULC [3,4]
NRG Energy Inc.	8.50	06/15/19	475	500,531
Quicksilver Resources Inc.	11.75	01/01/16	325	381,063
Range Resources Corp. [2]	7.50	05/15/16	500	522,500
SeaMetric International AS [1,3,4,5,7]	11.63	05/25/12	1,347	13,469
SESI LLC [2]	6.88	06/01/14	425	428,188
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	21	16,302
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	134	103,803
Texas Competitive Electric Holdings LLC [4,8]	10.25	10/01/12	1	498
Texas Competitive Electric Holdings LLC [4,8]	3.76	10/10/14	93	72,532
The Williams Companies Inc. Credit Linked Certificate Trust V [3,4]	6.38	10/01/10	1,035	1,035,000

Total Energy (Cost – $9,385,851)				8,232,359

Media – 5.9%
Cablevision Systems Corp.	8.63	09/15/17	475	522,500
CCO Holdings LLC/ CCO Corp. [2,3,4,6]	8.13	04/30/20	550	583,000
Insight Communications [3,4].	9.38	07/15/18	475	504,688
Mediacom LLC/ Mediacom Corp.	9.13	08/15/19	450	465,750

Total Media (Cost – $2,001,385)				2,075,938

Services Cyclical – 8.5%
AMC Entertainment Inc.	8.75	06/01/19	600	632,250
Avis Budget Car Rental LLC/Avis Budget Finance Inc.	9.63	03/15/18	475	502,313
Iron Mountain Inc.	8.38	08/15/21	225	243,281
Iron Mountain Inc. [2]	8.75	07/15/18	500	530,625
Maxim Crane Works LP [3,4]	12.25	04/15/15	330	299,475
RSC Equipment Rental Inc./RSC Holdings III LLC	10.25	11/15/19	250	265,625
United Rentals North America Inc.	9.25	12/15/19	500	541,250

Total Services Cyclical (Cost – $2,917,272)				3,014,819

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Services Non-Cyclical – 1.5%
HCA Inc. (Cost – $512,479)	9.25%	11/15/16	$500	$541,250

Technology & Electronics – 2.0%
First Data Corp.	9.88	09/24/15	240	196,200
Freescale Semiconductor Inc. [3,4].	9.25	04/15/18	475	494,000

Total Technology & Electronics (Cost – $697,614)				690,200

Telecommunications – 11.5%
American Tower Corp. [2]	7.00	10/15/17	1,000	1,163,750
Cincinnati Bell Inc.	8.25	10/15/13	475	479,750
Citizens Communications Co. [2]	7.13	03/15/19	900	922,500
Global Crossing Limited	12.00	09/15/15	450	508,500
PAETEC Holding Corp	8.88	06/30/17	250	261,250
PAETEC Holding Corp.	9.50	07/15/15	250	255,000
Windstream Corp. [2]	7.00	03/15/19	500	490,000

Total Telecommunications (Cost – $3,756,968)				4,080,750
Total HIGH YIELD CORPORATE BONDS (Cost – $30,424,747)				30,548,390

			Shares	Value (Note 2)
COMMON STOCKS – 2.4%
Consumer Cyclical – 0.5%
DR Horton Inc.			5,200	$57,824
Hovnanian Enterprises Inc.			5,400	21,222
M.D.C. Holdings Inc.			1,900	55,157
The Ryland Group, Inc.			2,900	51,968

Total Consumer Cyclical (Cost – $250,366)				186,171

Energy – 0.2%
Huntsman Corp. (Cost – $51,008)			5,400	62,424

Telecommunications – 1.7%
Frontier Communications Corp.			41,180	336,441
Global Crossing Limited			9,000	115,740
PAETEC Holding Corp.			15,000	61,650
Windstream Corp.			7,950	97,705

Total Telecommunications (Cost – $631,042)				611,536
Total COMMON STOCKS (Cost – $932,416)				860,131

See Notes to Portfolios of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2010

	Shares	Value (Note 2)
Total Investments – 130.1% (Cost – $44,530,740)		$46,115,120
Liabilities in Excess of Other Assets – (30.1)%		(10,667,011)

NET ASSETS – 100.0%		$35,448,109

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Portfolios of Investments (Unaudited)

September 30, 2010

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Issuer is currently in default on its regularly scheduled interest payment.
2	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreement (Note 6).
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$11,132,752	22.48%
Helios High Income Fund, Inc.	8,020,513	21.42
Helios Multi-Sector High Income Fund, Inc.	8,874,334	21.42
Helios Strategic Income Fund, Inc.	9,080,620	25.62

4	—	Private Placement.
5	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2010, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$15,265	0.03%
Helios Multi-Sector High Income Fund, Inc.	7,184	0.02
Helios Strategic Income Fund, Inc.	13,469	0.04

6	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Funds own senior debt issued by this company that continues to receive income payments.
7	—	Restricted Illiquid Security – Security is not actively traded and would be difficult to sell in a current sale thus causing it to be not readily convertible into cash. The details of the acquisition of this security are as follows:

Fund	Acquisition Date	Cost	Value as a % of Net Assets
Helios Advantage Income Fund, Inc.	05/25/07	$1,520,681	0.03%
Helios Multi-Sector High Income Fund, Inc.	05/25/07	714,528	0.02
Helios Strategic Income Fund, Inc.	05/25/07	1,341,763	0.04

8	—	Term Loan.
9	—	Payment-in-Kind Bond – Issuer has the option at each interest payment date of making interest payments in cash or in additional debt securities. Security currently is paying 6% in cash and 5% in additional debt securities.

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities (Unaudited)

September 30, 2010

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$64,226,063	$48,463,918	$54,579,335	$46,115,120
Cash	63,293	511,481	600,087	4,512,502
Interest and dividends receivable	1,390,898	1,051,113	1,175,793	887,407
Receivable for investments sold	—	—	—	835,350
Prepaid expenses	30,414	17,586	24,880	19,581

Total assets	65,710,668	50,044,098	56,380,095	52,369,960

Liabilities:
Reverse repurchase agreements (Note 6)	16,015,634	12,445,461	14,787,357	11,864,316
Interest payable for reverse repurchase agreements (Note 6)	5,824	4,542	5,611	3,907
Payable for investments purchased	—	—	—	4,909,306
Investment advisory fee payable (Note 4)	34,570	26,128	29,396	24,701
Administration fee payable (Note 4)	7,978	6,030	6,784	5,700
Accrued expenses and other liabilities	113,620	111,051	117,966	113,921

Total liabilities	16,177,626	12,593,212	14,947,114	16,921,851

Net Assets	$49,533,042	$37,450,886	$41,432,981	$35,448,109

Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$654	$484	$759	$593
Additional paid-in capital (Note 8)	455,659,089	338,156,826	493,833,641	402,301,696
Undistributed (distributions in excess of) net investment income	(51,283)	(27,395)	104,858	(1,310)
Accumulated net realized loss on investment transactions	(408,232,916)	(303,436,620)	(454,919,645)	(368,437,250)
Net unrealized appreciation on investments	2,157,498	2,757,591	2,413,368	1,584,380

Net assets applicable to capital stock outstanding	$49,533,042	$37,450,886	$41,432,981	$35,448,109

Total investments, at cost	$62,068,565	$45,706,327	$52,165,967	$44,530,740

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,536,547	4,836,284	7,588,538	5,930,400
Net asset value per share	$7.58	$7.74	$5.46	$5.98

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended September 30, 2010

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$2,790,712	$2,094,966	$2,342,741	$1,755,428
Dividends	38,880	26,362	31,202	51,008

Total investment income	2,829,592	2,121,328	2,373,943	1,806,436

Expenses:
Investment advisory fees (Note 4)	210,892	157,537	176,394	148,534
Administration fees (Note 4)	48,667	36,355	40,706	34,277
Custodian	41,961	45,566	45,421	44,109
Insurance	35,017	42,339	30,264	31,670
Legal fees	33,861	18,786	20,546	17,919
Audit and tax services	28,294	28,294	28,294	28,294
Directors’ fees	26,695	26,695	26,695	26,695
Reports to stockholders	22,665	19,945	22,751	22,967
Registration fees	12,671	12,671	12,671	12,671
Transfer agent fees	10,412	12,644	12,436	12,535
Miscellaneous	7,189	6,031	6,890	6,862

Total operating expenses	478,324	406,863	423,068	386,533
Interest expense on reverse repurchase agreements (Note 6)	81,821	59,309	69,260	55,016

Total expenses	560,145	466,172	492,328	441,549
Less expenses waived and reimbursed by the investment advisor (Note 4)	(32,427)	(58,511)	(44,492)	(57,099)

Net expenses	527,718	407,661	447,836	384,450

Net investment income	2,301,874	1,713,667	1,926,107	1,421,986

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	1,888,534	1,294,901	1,526,831	1,031,858
Net change in unrealized appreciation on investments	(1,320,981)	(856,850)	(1,050,986)	(552,230)

Net realized and unrealized gain on investments	567,553	438,051	475,845	479,628

Net increase in net assets resulting from operations	$2,869,427	$2,151,718	$2,401,952	$1,901,614

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31, 2010	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31, 2010
Increase in Net Assets Resulting from Operations:
Net investment income	$2,301,874	$4,573,251	$1,713,667	$3,466,134
Net realized gain (loss) on investment transactions	1,888,534	(15,158,570)	1,294,901	(11,172,746)
Net change in unrealized appreciation (depreciation) on investments	(1,320,981)	24,122,239	(856,850)	18,402,142

Net increase in net assets resulting from operations from operations	2,869,427	13,536,920	2,151,718	10,695,530

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(2,353,157)	(4,573,251)	(1,741,062)	(3,466,134)
Return of capital	—	(623,304)	—	(378,712)

Total dividends and distributions paid	(2,353,157)	(5,196,555)	(1,741,062)	(3,844,846)

Total increase in net assets	516,270	8,340,365	410,656	6,850,684

Net Assets:
Beginning of period	49,016,772	40,676,407	37,040,230	30,189,546

End of period	$49,533,042	$49,016,772	$37,450,886	$37,040,230

(including distributions in excess of net investment income of)	$(51,283)	$—	$(27,395)	$—

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31, 2010	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31, 2010
Increase in Net Assets Resulting from Operations:
Net investment income	$1,926,107	$3,803,558	$1,421,986	$2,973,090
Net realized gain (loss) on investment transactions	1,526,831	(16,564,235)	1,031,858	(14,285,712)
Net change in unrealized appreciation (depreciation) on investments	(1,050,986)	24,138,210	(552,230)	20,159,035

Net increase in net assets resulting from operations	2,401,952	11,377,533	1,901,614	8,846,413

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(1,821,249)	(3,803,558)	(1,423,296)	(2,973,090)
Return of capital	—	(217,600)	—	(903,507)

Total dividends and distributions paid	(1,821,249)	(4,021,158)	(1,423,296)	(3,876,597)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	—	35,678	—	184,471

Total increase in net assets	580,703	7,392,053	478,318	5,154,287

Net Assets:
Beginning of period	40,852,278	33,460,225	34,969,791	29,815,504

End of period	$41,432,981	$40,852,278	$35,448,109	$34,969,791

(including undistributed (distributions in excess of) net investment income of)	$104,858	$—	$(1,310)	$—

Share Transactions (Note 7):*
Reinvested shares	—	7,672	—	35,186

*	Share amounts have been adjusted to reflect the 1:5 reverse stock split that occurred effective September 1, 2009.

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,869,427
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(27,211,450)
Proceeds from disposition of long-term portfolio investments	29,657,235
Sales of short-term portfolio investments, net	829,984
Increase in interest and dividends receivable	(35,066)
Decrease in prepaid expenses	2,523
Decrease in interest payable for reverse repurchase agreements	(14,413)
Decrease in payable for investments purchased	(681,554)
Decrease in receivable from advisor	16,159
Increase in investment advisory fee payable	34,570
Increase in administration fee payable	1,734
Increase in accrued expenses	17,360
Net amortization on investments	(186,976)
Unrealized depreciation on investments	1,320,981
Net realized gain on investment transactions	(1,888,534)

Net cash provided by operating activities	4,731,980

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(2,315,530)
Dividends and distributions paid to stockholders	(2,353,157)

Net cash used for financing activities	(4,668,687)

Net increase in cash	63,293
Cash at beginning of period	—

Cash at end of period	$63,293

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2010, totaled $96,234.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,151,718
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(20,528,469)
Proceeds from disposition of long-term portfolio investments	20,564,736
Sales of short-term portfolio investments, net	750,985
Increase in interest and dividends receivable	(57,503)
Decrease in prepaid expenses	17,782
Decrease in interest payable for reverse repurchase agreements	(9,038)
Decrease in payable for investments purchased	(141,450)
Decrease in receivable from advisor	20,619
Increase in investment advisory fee payable	26,128
Increase in administration fee payable	1,345
Increase in accrued expenses	21,051
Net amortization on investments	(146,687)
Unrealized depreciation on investments	856,850
Net realized gain on investment transactions	(1,294,901)

Net cash provided by operating activities	2,233,166

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	19,377
Dividends and distributions paid to stockholders	(1,741,062)

Net cash used for financing activities	(1,721,685)

Net increase in cash	511,481
Cash at beginning of period	—

Cash at end of period	$511,481

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2010, totaled $68,347.

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS MULTI-SECTOR INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,401,952
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(24,195,376)
Proceeds from disposition of long-term portfolio investments	24,138,418
Sales of short-term portfolio investments, net	792,757
Increase in interest and dividends receivable	(71,925)
Decrease in prepaid expenses	3,140
Decrease in interest payable for reverse repurchase agreements	(10,253)
Decrease in payable for investments purchased	(406,083)
Decrease in receivable from advisor	4,250
Increase in investment advisory fee payable	29,396
Increase in administration fee payable	1,602
Increase in accrued expenses	21,705
Net amortization on investments	(168,539)
Unrealized depreciation on investments	1,050,986
Net realized gain on investment transactions	(1,526,831)

Net cash provided by operating activities	2,065,199

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	356,137
Dividends and distributions paid to stockholders	(1,821,249)

Net cash used for financing activities	(1,465,112)

Net increase in cash	600,087
Cash at beginning of period	—

Cash at end of period	$600,087

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2010, totaled $79,513.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,901,614
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(17,915,018)
Proceeds from disposition of long-term portfolio investments	17,519,116
Sales of short-term portfolio investments, net	159,909
Decrease in interest and dividends receivable	40,111
Increase in receivable for investments sold	(218,460)
Decrease in prepaid expenses	8,345
Decrease in interest payable for reverse repurchase agreements	(9,149)
Increase in payable for investments purchased	4,672,733
Decrease in receivable from advisor	15,191
Increase in investment advisory fee payable	24,701
Increase in administration fee payable	1,234
Increase in accrued expenses	22,322
Net amortization on investments	(103,637)
Unrealized depreciation on investments	552,230
Net realized gain on investment transactions	(1,031,858)

Net cash provided by operating activities	5,639,384

Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	296,414
Dividends and distributions paid to stockholders	(1,423,296)

Net cash used for financing activities	(1,126,882)

Net increase in cash	4,512,502
Cash at beginning of period	—

Cash at end of period	$4,512,502

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2010, totaled $64,165.

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31,
		2010	2009[4]	2008*,4 (Unaudited)	2007*,4 (Unaudited)	2006*,4 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$7.50	$6.20	$15.55	$66.45	$69.75	$71.85

Net investment income	0.35	0.70	1.75	6.15	8.30	9.50
Net realized and unrealized gain (loss) on investment transactions	0.09	1.40	(8.85)	(49.85)	(2.80)	(1.10)

Net increase (decrease) in net asset value resulting from operations	0.44	2.10	(7.10)	(43.70)	5.50	8.40

Dividends from net investment income	(0.36)	(0.70)	(1.20)	(6.55)	(8.50)	(9.30)
Distributions from net realized gains	—	—	—	—	—	(1.20)
Return of capital distributions	—	(0.10)	(1.05)	(0.65)	(0.30)	—

Total dividends and distributions paid	(0.36)	(0.80)	(2.25)	(7.20)	(8.80)	(10.50)

Net asset value, end of period	$7.58	$7.50	$6.20	$15.55	$66.45	$69.75

Market price, end of period	$7.14	$7.00	$5.00	$16.70	$76.50	$84.00

Total Investment Return†	7.47%[2]	58.73%	(61.80)%	(73.61)%	1.53%	23.28%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$49,533	$49,017	$40,676	$100,299	$416,999	$417,229
Gross operating expenses	1.97%[1]	2.22%	2.44%	3.66%	3.23%	2.62%
Interest expense	0.34%[1]	0.52%	0.03%	N/A [3]	N/A [3]	N/A [3]
Total expenses	2.31%[1]	2.74%	2.47%	3.66%	3.23%	2.62%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.84%[1]	1.40%	1.23%	3.49%	3.23%	2.62%
Net investment income	9.48%[1]	9.97%	19.66%	15.69%	12.14%	13.45%
Net investment income, excluding the effect of fee waivers and reimbursement	9.34%[1]	9.15%	18.91%	15.52%	12.14%	13.45%
Portfolio turnover rate	43%[2]	45%	89%	76%	94%	104%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that it’s audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Annualized.

[2]	Not annualized.

[3]	Not available. During this period, interest expense was not reported separately from operating expenses.

[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)	2006 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.24	$3.11	$13.29	$13.95
Market Price (prior to reverse stock split)	$1.00	$3.34	$15.30	$16.80

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31,
		2010	2009[4]	2008*,4 (Unaudited)	2007*,4 (Unaudited)	2006*,4 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$7.66	$6.25	$15.60	$65.90	$69.25	$75.15

Net investment income	0.35	0.72	1.95	5.80	8.80	9.90
Net realized and unrealized gain (loss) on investment transactions	0.09	1.49	(9.05)	(48.90)	(3.35)	(2.90)

Net increase (decrease) in net asset value resulting from operations	0.44	2.21	(7.10)	(43.10)	5.45	7.00

Dividends from net investment income	(0.36)	(0.72)	(1.40)	(6.30)	(8.65)	(9.50)
Distributions from net realized gains	—	—	—	—	—	(3.40)
Return of capital distributions	—	(0.08)	(0.85)	(0.90)	(0.15)	—

Total dividends and distributions paid	(0.36)	(0.80)	(2.25)	(7.20)	(8.80)	(12.90)

Net asset value, end of period	$7.74	$7.66	$6.25	$15.60	$65.90	$69.25

Market price, end of period	$7.33	$7.19	$4.95	$17.55	$76.00	$87.55

Total Investment Return†	7.28%[2]	64.29%	(64.25)%	(72.40)%	(3.26)%	24.15%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$37,451	$37,040	$30,190	$74,539	$303,259	$306,699
Gross operating expenses	2.22%[1]	2.28%	2.30%	3.73%	3.47%	2.92%
Interest expense	0.32%[1]	0.49%	0.04%	N/A [3]	N/A [3]	N/A [3]
Total expenses	2.54%[1]	2.77%	2.34%	3.73%	3.47%	2.92%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.90%[1]	1.30%	1.24%	3.56%	3.47%	2.92%
Net investment income	9.34%[1]	10.10%	22.35%	14.81%	12.89%	13.66%
Net investment income, excluding the effect of fee waivers and reimbursement	9.02%[1]	9.12%	21.37%	14.64%	12.89%	13.66%
Portfolio turnover rate	44%[2]	48%	88%	74%	100%	97%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that it’s audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Annualized.

[2]	Not annualized.

[3]	Not available. During this period, interest expense was not reported separately from operating expenses.

[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)	2006 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.25	$3.12	$13.18	$13.85
Market Price (prior to reverse stock split)	$0.99	$3.51	$15.20	$17.51

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31,				For the Period Ended March 31, 2006*,1,6 (Unaudited)
		2010	2009[6]	2008*,6 (Unaudited)	2007*,6 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$5.38	$4.40	$13.55	$70.50	$72.70	$71.65 [2]

Net investment income	0.25	0.50	1.50	6.40	9.05	1.05
Net realized and unrealized gain (loss) on investment transactions	0.07	1.01	(8.35)	(54.35)	(1.80)	0.70

Net increase (decrease) in net asset value resulting from operations	0.32	1.51	(6.85)	(47.95)	7.25	1.75

Dividends from net investment income	(0.24)	(0.50)	(1.20)	(7.75)	(8.30)	(0.60)
Distributions from net realized gains	—	—	—	(0.35)	(1.15)	—
Return of capital distributions	—	(0.03)	(1.10)	(0.90)	—	—

Total dividends and distributions paid	(0.24)	(0.53)	(2.30)	(9.00)	(9.45)	(0.60)

Offering costs charged to additional paid-in capital	—	—	—	—	—	(0.10)

Net asset value, end of period	$5.46	$5.38	$4.40	$13.55	$70.50	$72.70

Market price, end of period	$5.02	$5.00	$3.55	$16.65	$78.55	$79.90

Total Investment Return†	5.45%[4]	58.59%	(72.05)%	(72.67)%	10.96%	7.38%[4]

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$41,433	$40,852	$33,460	$98,627	$468,879	$453,523
Gross operating expenses	2.09%[3]	2.23%	2.59%	3.71%	2.83%	0.71%[3]
Interest expense	0.34%[3]	0.51%	0.06%	N/A [5]	N/A [5]	N/A [5]
Total expenses	2.43%[3]	2.74%	2.65%	3.71%	2.83%	0.71%[3]
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.87%[3]	1.30%	1.20%	3.55%	2.83%	0.71%[3]
Net investment income	9.50%[3]	10.03%	20.53%	15.28%	12.46%	6.72%[3]
Net investment income, excluding the effect of fee waivers and reimbursement	9.28%[3]	9.10%	19.65%	15.11%	12.46%	6.72%[3]
Portfolio turnover rate	46%[4]	49%	75%	68%	85%	131%[4]

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that it’s audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	From the commencement of investment operations on January 19, 2006.

[2]	Net of sales load of $3.375 on initial shares issued.

[3]	Annualized.

[4]	Not Annualized.

[5]	Not available. During this period, interest expense was not reported separately from operating expenses.

[6]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Period Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)	2006 (Unaudited)
Net Asset Value (prior to reverse stock split)	$0.88	$2.71	$14.10	$14.54
Market Price (prior to reverse stock split)	$0.71	$3.33	$15.71	$15.98

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2010 (Unaudited)	For the Fiscal Year Ended March 31,
		2010	2009[4]	2008*,4 (Unaudited)	2007*,4 (Unaudited)	2006*,4 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$5.90	$5.05	$14.35	$64.45	$67.70	$71.15

Net investment income	0.24	0.51	2.20	6.00	8.15	8.90
Net realized and unrealized gain (loss) on investment transactions	0.08	1.00	(9.10)	(48.90)	(2.60)	(1.00)

Net increase (decrease) in net asset value resulting from operations	0.32	1.51	(6.90)	(42.90)	5.55	7.90

Dividends from net investment income	(0.24)	(0.51)	(1.70)	(6.40)	(8.55)	(9.45)
Distributions from net realized gains	—	—	—	—	—	(1.90)
Return of capital distributions	—	(0.15)	(0.70)	(0.80)	(0.25)	—

Total dividends and distributions paid	(0.24)	(0.66)	(2.40)	(7.20)	(8.80)	(11.35)

Net asset value, end of period	$5.98	$5.90	$5.05	$14.35	$64.45	$67.70

Market price, end of period	$5.48	$5.46	$4.10	$15.90	$74.05	$83.50

Total Investment Return†	4.98%[2]	51.23%	(65.85)%	(74.01)%	(1.09)%	22.60%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$35,448	$34,970	$29,816	$82,734	$359,230	$362,768
Gross operating expenses	2.22%[1]	2.34%	2.24%	3.86%	3.50%	2.94%
Interest expense	0.32%[1]	0.47%	0.21%	N/A [3]	N/A [3]	N/A [3]
Total expenses	2.54%[1]	2.81%	2.45%	3.86%	3.50%	2.94%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.90%[1]	1.30%	1.27%	3.69%	3.50%	2.94%
Net investment income	8.18%[1]	9.05%	26.85%	15.79%	12.17%	12.80%
Net investment income, excluding the effect of fee waivers and reimbursement	7.85%[1]	8.02%	25.93%	15.62%	12.17%	12.80%
Portfolio turnover rate	39%[2]	43%	71%	73%	106%	101%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that it’s audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Annualized.

[2]	Not Annualized.

[3]	Not available. During this period, interest expense was not reported separately from operating expenses.

[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)	2006 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.01	$2.87	$12.89	$13.54
Market Price (prior to reverse stock split)	$0.82	$3.18	$14.81	$16.70

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

1. Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Effective July 29, 2008, Brookfield Investment Management Inc. (the “Advisor”), a registered investment advisor and wholly-owned subsidiary of Brookfield Asset Management Inc., became the investment advisor to the Funds. Prior to July 29, 2008, Morgan Asset Management, Inc. served as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent fair market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds adopted updated provisions surrounding fair value measurements and disclosures effective June 30, 2010. This update applies to the Funds’ disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Funds’ investments carried at fair value:

Helios Advantage Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$661,204	$661,204
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,136,183	41,853,279	—	43,989,462
Level 3 — Significant Unobservable Inputs	—	19,575,397	—	19,575,397

Total	$2,136,183	$61,428,676	$661,204	$64,226,063

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

For the three month period ended September 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

Helios High Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$491,772	$491,772
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,209,688	31,954,085	—	33,163,773
Level 3 — Significant Unobservable Inputs	—	14,808,373	—	14,808,373

Total	$1,209,688	$46,762,458	$491,772	$48,463,918

For the three month period ended September 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

Helios Multi-Sector High Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$548,241	$548,241
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	987,500	36,944,011	—	37,931,511
Level 3 — Significant Unobservable Inputs	—	16,099,583	—	16,099,583

Total	$987,500	$53,043,594	$548,241	$54,579,335

For the three month period ended September 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

Helios Strategic Income Fund, Inc.
Valuation Inputs	Commercial Mortgage- Backed Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$—	$860,131	$860,131
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—	9,802,672	19,299,261	—	29,101,933
Level 3 — Significant Unobservable Inputs	4,903,927	—	11,249,129	—	16,153,056

Total	$4,903,927	$9,802,672	$30,548,390	$860,131	$46,115,120

For the three month period ended September 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Advantage Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds
Balance as of March 31, 2010	$18,569,635
Accrued Discounts	80,363
Realized Gain	220,197
Change in Unrealized Appreciation (Depreciation)	(588,904)
Net Purchases (Sales)	661,281
Transfers into Level 3	1,859,325
Transfers out of Level 3	(1,226,500)

Balance as of September 30, 2010	$19,575,397

Change in unrealized gains or losses relating to assets still held at reporting date	$(256,820)

Helios High Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds
Balance as of March 31, 2010	$13,882,594
Accrued Discounts	65,314
Realized Gain	198,788
Change in Unrealized Appreciation (Depreciation)	(476,099)
Net Purchases (Sales)	1,077,651
Transfers into Level 3	1,018,875
Transfers out of Level 3	(958,750)

Balance as of September 30, 2010	$14,808,373

Change in unrealized gains or losses relating to assets still held at reporting date	$(174,563)

Helios Multi-Sector High Income Fund, Inc.
Investments in Securities	High Yield Corporate Bonds
Balance as of March 31, 2010	$14,519,190
Accrued Discounts	72,943
Realized Gain	184,673
Change in Unrealized Appreciation (Depreciation)	(575,701)
Net Purchases (Sales)	1,775,040
Transfers into Level 3	1,129,688
Transfers out of Level 3	(1,006,250)

Balance as of September 30, 2010	$16,099,583

Change in unrealized gains or losses relating to assets still held at reporting date	$(255,981)

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

Helios Strategic Income Fund, Inc.
Investments in Securities	Commercial Mortgage- Backed Securities	High Yield Corporate Bonds	Total
Balance as of March 31, 2010	$—	$11,418,579	$11,418,579
Accrued Discounts	—	61,987	61,987
Realized Gain	—	154,000	154,000
Change in Unrealized Appreciation (Depreciation)	—	(396,038)	(396,038)
Net Purchases (Sales)	4,903,927	652,856	5,556,783
Transfers into Level 3	—	839,375	839,375
Transfers out of Level 3	—	(1,481,630)	(1,481,630)

Balance as of September 30, 2010	$4,903,927	$11,249,129	$16,153,056

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$(247,222)	$(247,222)

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of September 30, 2010, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2010, open taxable years consisted of the taxable years ended March 31, 2007 through March 31, 2010. No examination of any of the Funds’ tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities generally are less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Each Fund entered into a separate expense limitation agreement (the “Expense Limitation Agreements”) under which the Advisor contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) do not exceed 1.30% of average annual net assets of each Fund. The Expense Limitation Agreements terminated effective July 29, 2010. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	March 31, 2012	March 31, 2013	March 31, 2014
Helios Advantage Income Fund, Inc.	$314,001	$374,959	$32,427
Helios High Income Fund, Inc.	283,797	337,154	58,511
Helios Multi-Sector High Income Fund, Inc.	337,309	353,979	44,492
Helios Strategic Income Fund, Inc.	304,331	341,483	57,099

During the six months ended September 30, 2010, the Advisor earned the following in investment advisory fees under the Advisory Agreements. Further, under the Expense Limitation Agreements, the Advisor was required to waive its investment advisory fees and/or reimburse the following costs to the Funds:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$210,892	$(32,427)
Helios High Income Fund, Inc.	157,537	(58,511)
Helios Multi-Sector High Income Fund, Inc.	176,394	(44,492)
Helios Strategic Income Fund, Inc.	148,534	(57,099)

	$693,357	$(192,529)

The Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator.

During the six months ended September 30, 2010, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$48,667
Helios High Income Fund, Inc.	36,355
Helios Multi-Sector High Income Fund, Inc.	40,706
Helios Strategic Income Fund, Inc.	34,277

$160,005

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended September 30, 2010 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$27,211,450	$29,558,262
Helios High Income Fund, Inc.	20,529,469	20,532,462
Helios Multi-Sector High Income Fund, Inc.	24,195,376	24,039,460
Helios Strategic Income Fund, Inc.	17,915,018	17,486,130

For the six months ended September 30, 2010 there were no transactions in U.S. Government securities.

6. Borrowings

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Funds sell securities and agree to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by each Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Funds may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce the Funds’ obligation to repurchase the securities, and the Funds’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreements are less than the value of the securities subject to such agreements.

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

At September 30, 2010, Helios Advantage Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$2,764,690	Barclays, 1.00%, dated 09/15/10, maturity date 11/16/10	$2,769,452
521,741	Barclays, 1.00%, dated 09/16/10, maturity date 11/17/10	522,639
461,384	Barclays, 1.00%, dated 09/20/10, maturity date 11/18/10	462,140
1,083,250	JP Morgan Chase, 0.95%, dated 09/15/10, maturity date 11/16/10	1,085,022
5,550,894	JP Morgan Chase, 0.95%, dated 09/16/10, maturity date 11/17/10	5,559,976
5,490,700	JP Morgan Chase, 0.95%, dated 09/20/10, maturity date 11/18/10	5,499,249
35,350	JP Morgan Chase, 0.95%, dated 09/24/10, maturity date 11/17/10	35,400
107,625	JP Morgan Chase, 0.95%, dated 09/24/10, maturity date 11/18/10	107,781

$16,015,634	Maturity Amount, Including Interest Payable	$16,041,659

	Market Value of Assets Sold Under Agreements	$21,874,663

	Weighted Average Interest Rate	0.97%

At September 30, 2010, Helios High Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$2,373,763	Barclays, 1.00%, dated 09/15/10, maturity date 11/16/10	$2,377,851
385,634	Barclays, 1.00%, dated 09/16/10, maturity date 11/17/10	386,299
419,440	Barclays, 1.00%, dated 09/20/10, maturity date 11/18/10	420,127
1,087,292	JP Morgan Chase, 0.95%, dated 09/15/10, maturity date 11/16/10	1,089,071
3,952,719	JP Morgan Chase, 0.95%, dated 09/16/10, maturity date 11/17/10	3,959,187
3,736,569	JP Morgan Chase, 0.95%, dated 09/20/10, maturity date 11/18/10	3,742,386
490,044	JP Morgan Chase, 0.95%, dated 09/24/10, maturity date 11/17/10	490,742

$12,445,461	Maturity Amount, Including Interest Payable	$12,465,663

	Market Value of Assets Sold Under Agreements	$17,026,400

	Weighted Average Interest Rate	0.96%

At September 30, 2010, Helios Multi-Sector High Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$423,500	Barclays, 1.00%, dated 09/01/10, maturity date 11/16/10	$424,394
2,793,825	Barclays, 1.00%, dated 09/15/10, maturity date 11/16/10	2,798,637
431,003	Barclays, 1.00%, dated 09/16/10, maturity date 11/17/10	431,745
566,244	Barclays, 1.00%, dated 09/20/10, maturity date 11/18/10	567,172
1,108,922	JP Morgan Chase, 0.95%, dated 09/15/10, maturity date 11/16/10	1,110,737
4,836,275	JP Morgan Chase, 0.95%, dated 09/16/10, maturity date 11/17/10	4,844,188
4,015,263	JP Morgan Chase, 0.95%, dated 09/20/10, maturity date 11/18/10	4,021,514
612,325	JP Morgan Chase, 0.95%, dated 09/24/10, maturity date 11/17/10	613,197

$14,787,357	Maturity Amount, Including Interest Payable	$14,811,584

	Market Value of Assets Sold Under Agreements	$20,128,872

	Weighted Average Interest Rate	0.96%

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

At September 30, 2010, Helios Strategic Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$1,965,603	Barclays, 1.00%, dated 09/15/10, maturity date 11/16/10	$1,968,988
362,950	Barclays, 1.00%, dated 09/16/10, maturity date 11/17/10	363,575
398,468	Barclays, 1.00%, dated 09/20/10, maturity date 11/18/10	399,121
364,000	JP Morgan Chase, 0.95%, dated 09/15/10, maturity date 11/16/10	364,596
4,393,113	JP Morgan Chase, 0.95%, dated 09/16/10, maturity date 11/17/10	4,400,300
1,911,687	JP Morgan Chase, 0.95%, dated 09/20/10, maturity date 11/18/10	1,914,664
861,120	JP Morgan Chase, 0.95%, dated 09/23/10, maturity date 11/18/10	862,370
704,375	JP Morgan Chase, 0.95%, dated 09/24/10, maturity date 11/17/10	705,379
903,000	JP Morgan Chase, 0.95%, dated 09/29/10, maturity date 11/18/10	904,168

$11,864,316	Maturity Amount, Including Interest Payable	$11,883,161

	Market Value of Assets Sold Under Agreements	$15,948,069

	Weighted Average Interest Rate	0.96%

The average daily balances of reverse repurchase agreements outstanding during the six months ended September 30, 2010, were approximately $16,922,863, $12,151,492, $14,193,531 and $11,096,165 at a weighted average interest rate of 0.97%, 0.98%, 0.98% and 0.99% for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

The maximum amount of reverse repurchase agreements outstanding at any time during the six months ended September 30, 2010, was $20,743,565, $14,338,295, $16,563,552 and $12,352,342, which was 29.94%, 28.16%, 29.05% and 26.21% of total assets for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

7. Reverse Stock Split

Effective September 1, 2009, each Fund effected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 70.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

The tax character of the distributions for the six months ended September 30, 2010 is expected to be from ordinary income but will be determined at the end of the Funds’ current fiscal year.

The tax character of distributions paid for the fiscal year ended March 31, 2010 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,573,251	$3,466,134	$3,803,558	$2,973,090
Return of capital	623,304	378,712	217,600	903,507

Total distributions	$5,196,555	$3,844,846	$4,021,158	$3,876,597

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2010, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Capital loss carryforward(1)	$(410,121,450)	$(304,731,521)	$(456,420,567)	$(369,469,108)
Unrealized appreciation	3,478,479	3,614,441	3,438,445	2,136,610

	$(406,642,971)	$(301,117,080)	$(452,982,122)	$(367,332,498)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of March 31, 2010, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$—	$—	$63,416,568	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	47,702,451	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	67,821,037	205,725,325	182,874,205
Helios Strategic Income Fund, Inc.	5,339,876	193,592	59,889,208	152,878,553	151,167,879

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at September 30, 2010 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$62,068,565	$4,384,866	$(2,227,368)	$2,157,498
Helios High Income Fund, Inc.	45,706,327	3,297,807	(540,216)	2,757,591
Helios Multi-Sector High Income Fund, Inc	52,165,967	3,790,976	(1,377,608)	2,413,368
Helios Strategic Income Fund, Inc.	44,530,740	3,424,121	(1,839,741)	1,584,380

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. There were no reclassifications required as of March 31, 2010.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the derivative action discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund is currently undertaking an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief,

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage and no responses to the complaints have been filed by the respective defendants. Plaintiffs have filed an unopposed motion for consolidation of these actions. Should the Court grant such motion, a consolidated amended complaint will be filed. The Boards of the Funds are currently undertaking an investigation of the underlying allegations in the complaints to determine whether pursuit of such claims is in the best interest of the Funds.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions were filed by the respective defendants. The open-end fund defendants moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. On September 24, 2010, the Court denied defendants’ motions to dismiss but granted a stay of the action pending receipt by October 25, 2010 of a report by the Board regarding the status of its investigation; on October 22, 2010, the Board filed a status report, and requested that the stay be extended until November 30, 2010, by which the Board expects to file an additional report. The open-end fund defendants separately moved to dismiss the open-end class actions for failure to state a claim. On September 30, 2010, the Court issued an order granting in part and denying in part defendants’ motions to dismiss. Defendants’ time to answer the surviving claims was extended until November 30, 2010.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On September 9, 2010, the non-Fund defendants filed a motion to consolidate this action with other ERISA cases in which the Funds are not named as defendants. The Court has not ruled on this motion.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2010

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds’ are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.06	October 22, 2010	October 28, 2010
Helios High Income Fund, Inc.	$0.06	October 22, 2010	October 28, 2010
Helios Multi-Sector High Income Fund, Inc.	$0.04	October 22, 2010	October 28, 2010
Helios Strategic Income Fund, Inc.	$0.04	October 22, 2010	October 28, 2010

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.06	November 19, 2010	November 24, 2010
Helios High Income Fund, Inc.	$0.06	November 19, 2010	November 24, 2010
Helios Multi-Sector High Income Fund, Inc.	$0.04	November 19, 2010	November 24, 2010
Helios Strategic Income Fund, Inc.	$0.04	November 19, 2010	November 24, 2010

Helios Advantage Income Fund, Inc. is the holder of certain 2000-1 Class C Notes issued by the NextCard Credit Card Master Note Trust (the “NextCard Trust”) in one of a series of securitization transactions with NextBank, N.A. (“NextBank”). The NextCard Trust held credit card receivables sold to it by NextBank and in order to issue notes to finance the purchase of such receivables. The notes were asset-backed, pass-through notes under which the timing and amounts of payment was initially dependent on collections, and eventually on each series of notes reaching their stated maturity dates. NextBank, which issued credit cards over the internet, was placed into receivership by the FDIC on February 7, 2002.

After years of litigating in Federal District Court in Washington, D.C. whether NextBank’s receivership triggered a “redemption event” under the securitization agreements, the right to the remaining funds held by the NextCard Trust, which are currently believed to be in excess of $50.0 million, shifted to New York after the Indenture Trustee brought an interpleader action. The FDIC, in its statutory capacity as receiver, and various note holders (including Helios Advantage Income Fund, Inc.) asserted mutually exclusive claims to the NextCard Trust’s remaining funds.

By decision dated February 24, 2009, the United States District Court for the Southern District of New York granted summary judgment in the note holders’ favor. The FDIC appealed this ruling to the Court of Appeals for the Second Circuit, which held oral argument on March 4, 2010. On June 1, 2010 the United States Court of Appeals for the Second Circuit issued its opinion affirming the District Court’s decision.

On October 6, 2010 Helios Advantage Income Fund, Inc. received $81,415 for reimbursement of legal expenses in connection with the settlement. On October 25, 2010, the Fund received the settlement payment of $3,361,170 which equates to $0.51 per share.

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2010 Semi-Annual Report

HELIOS FUNDS

Compliance Certifications (Unaudited)

March 31, 2010

On September 30, 2010, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

HELIOS FUNDS

Proxy Results (Unaudited)

September 30, 2010

At the Annual Meeting of Stockholders of each of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. held on September 30, 2010, stockholders voted on a proposal to elect a Director Nominee or Class II Director to the Board of Directors of each Fund. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal were as follows:

Helios Advantage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect the Class II Nominee Rodman L. Drake	5,901,771	83,358	0
2 To elect the Class II Nominee Diana H. Hamilton	5,894,008	91,121	0

Helios High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect the Class II Nominee Rodman L. Drake	4,339,517	107,484	0
2 To elect the Class II Nominee Diana H. Hamilton	4,356,152	90,849	0

Helios Multi-Sector High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect the Class II Nominee Rodman L. Drake	6,595,156	321,841	0
2 To elect the Class II Nominee Diana H. Hamilton	6,651,480	265,517	0

Helios Strategic Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect the Class II Nominee Rodman L. Drake	5,134,085	214,838	0
2 To elect the Class II Nominee Diana H. Hamilton	5,183,085	165,838	0

2010 Semi-Annual Report

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

September 30, 2010

At meetings held on March 18 and May 25, 2010, the Board, including a majority of the Disinterested Directors, considered and approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between Brookfield Investment Management Inc. (the “Advisor”) and the Funds. In approving the Advisory Agreements, the Board, including a majority of the Disinterested Directors, determined that the fee structures were fair and reasonable and that approval of the Advisory Agreements was in the best interests of each Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Advisor at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Funds’ investment programs, the general operations and the day-to-day management of the Funds and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Funds such as quarterly reports provided by the Advisor: 1) comparing the performance of each Fund with a peer group, 2) showing that the investment policies and restrictions for each Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Funds’ codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manages the Funds and its current experience in acting as an investment adviser to other investment funds and institutional clients. The Advisor also provided additional information comparing the legacy portfolio securities purchased for the Funds by the previous investment advisors and the new portfolio securities purchased for the Funds by the Advisor.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to presentations that compared each of the Funds’ performance with the Barclays Capital U.S. Corporate High Yield Index and a large group of similar funds, as of April 30, 2010, for the 1-year period and the period since July 31, 2008, when the Advisor began managing the Funds. The Board noted that each of the Funds’ overall performance was below the median of the performance of the comparable funds for both periods. However, the Advisor provided additional information comparing the performance of the legacy portfolio securities, purchased for the Funds by the previous investment advisor, to the performance of new portfolio securities purchased for the Funds by the Advisor, which indicated that the new portfolio securities generally had strong performance compared to the index and the comparable funds. Based on the Advisor’s explanation of the current market and the improvement in each Fund’s performance after considering the new portfolio securities purchased for the Funds by the Advisor, the Board concluded that each Fund’s performance after the Advisor began its services as investment manager was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Funds. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Funds. The Board further noted that the methodology followed in allocating costs to the Funds appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Funds was reasonable.

MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of each Fund’s expenses. The Board compared the advisory fees and total expense ratios of each of the Funds with

Brookfield Investment Management Inc.

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

September 30, 2010

various comparative data that it had been provided with. The Board noted that each Fund’s total expenses were higher than the median, while each Fund’s total advisory and administrative fee was lower than the median of the Funds’ peer group. The Board further noted that the fees and expenses payable by the Funds were comparable to those payable by other client accounts managed by the Advisor and concluded that each Fund’s management fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Funds grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Funds, but noted that, as closed-end funds, the Funds were unlikely to grow significantly.

In considering the approval of the Advisory Agreements, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreements; performance of the Funds is satisfactory since the Advisor took over management of the Funds; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreements.

2010 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Directors of the Funds*

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 74	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	7

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 63	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 67	Director and Chairman of the Board, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected since July 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	7

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds* (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 54	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since September 2009	Trustee of one other investment company advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	5

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 64	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present).	7

*

John J. Feeney, Jr. was an Interested Director, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., the Funds’ Advisor, from May 2009- February 2010. The vacancy caused by Mr. Feeney’s retirement has not yet been filled by the Funds’ Boards of Directors.

2010 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 55	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 45	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of several investment company advised by the Advisor (July 2008-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 54	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 41	Secretary	Elected Annually Since March 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present), Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 32	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor. Vice President (2010-Present), Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2010 Semi-Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Dividend Reinvestment Plan

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

2010 Semi-Annual Report

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

             Management Investment Companies.

Not applicable for semi-annual reports

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)       As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

    (2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)    None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS STRATEGIC INCOME FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: December 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: December 3, 2010

By:	/s/ Steven Pires
Steven Pires
Treasurer

Date: December 3, 2010